UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 20, 2013

Semtech Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-6395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road
Camarillo, California	93012-8790
(Address of Principal Executive Offices)	(Zip Code)

805-498-2111

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  Compensatory Arrangements with Certain Officers.

The Board of Directors (the “Board”) of Semtech Corporation (the “Company”) previously adopted the Semtech Corporation 2013 Long-Term Equity Incentive Plan (the “2013 Plan”), subject to stockholder approval of the 2013 Plan.  As disclosed in Item 5.07 of this Form 8-K, the Company’s stockholders have approved the 2013 Plan.

The following summary of the 2013 Plan is qualified in its entirety by reference to the text of the 2013 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The Board or one or more committees appointed by the Board will administer the 2013 Plan.  The Board has delegated general administrative authority for the 2013 Plan to the Compensation Committee of the Board.  The administrator of the 2013 Plan has broad authority under the 2013 Plan to, among other things, select participants and determine the type(s) of award(s) that they are to receive, and determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award.

Persons eligible to receive awards under the 2013 Plan include directors of the Company, officers or employees of the Company or any of its subsidiaries, and certain consultants and advisors to the Company or any of its subsidiaries.

The maximum number of shares of the Company’s common stock (the “Common Stock”) that may be issued or transferred pursuant to awards under the 2013 Plan equals: (1) 15,881,105, less (2) the number of any shares subject to awards granted under the Semtech Corporation 2008 Long-Term Equity Incentive Plan (the “2008 Plan”) after January 27, 2013 and on or before June 20, 2013 (the date of stockholder approval of the 2013 Plan), plus (3) the number of any shares subject to stock options and stock appreciation rights granted under the 2008 Plan, the Semtech Corporation Long-Term Stock Incentive Plan and the Semtech Corporation Non-Director and Non-Executive Officer Long-Term Stock Incentive Plan (collectively, the “Prior Plans”) and outstanding as of January 27, 2013 which expire, or for any reason are cancelled or terminated, after that date without being exercised, plus (4) the number of any shares subject to restricted stock and restricted stock unit awards granted under the Prior Plans that are outstanding and unvested as of January 27, 2013 which are forfeited, terminated, cancelled, or otherwise reacquired after that date without having become vested. For these purposes, shares subject to awards granted under the Prior Plans that are “full-value awards” (as described below) will be taken into account based on the full-value award ratio described below.

Shares issued in respect of any “full-value award” granted under the 2013 Plan will be counted against the share limit described in the preceding paragraph as 2.6 shares for every one share actually issued in connection with the award.  For example, if the Company granted 100 shares of Common Stock under the 2013 Plan, 260 shares would be charged against the share limit with respect to that award.  For this purpose, a “full-value award” means any award granted under the plan other than a stock option or stock appreciation right (and also includes certain options and stock appreciation rights granted to non-U.S. employees as provided in the 2013 Plan).

Except as described in the next sentence, shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2013 Plan will again be available for subsequent awards under the 2013 Plan (with any such shares subject to full-value awards increasing the plan’s share limit based on the full-value award ratio described above). Shares that are exchanged by a participant or withheld by the Company to pay the exercise price of an award granted under the 2013 Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the 2013 Plan. To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will again be available for subsequent awards under the 2013 Plan (with any such shares subject to full-value awards increasing the plan’s share limit based on the full-value award ratio described above). In the event that shares are delivered in respect of a dividend equivalent right, the actual number of shares delivered with respect to the award shall be counted against the share limits of the 2013 Plan. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued.

The types of awards that may be granted under the 2013 Plan include stock options, stock appreciation rights, restricted stock, stock bonuses and other forms of awards granted or denominated in Common Stock or units of Common Stock, as well as certain cash bonus awards.

As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2013 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

Item 5.07  Submission of Matters to Vote of Stockholders.

The Annual Meeting of Stockholders of Semtech Corporation (“Semtech” or the “Company”) was held on June 20, 2013.  Proxies were solicited by the Company pursuant to Regulation 14 under the Securities and Exchange Act of 1934 for the following 4 proposals:

Proposal 1:  To elect members of the Board of Directors;

Proposal 2:  To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for fiscal year 2014;

Proposal 3:  To adopt an advisory resolution on named executive officer compensation;

Proposal 4:  To approve the Semtech Corporation 2013 Long-Term Equity Incentive Plan; and

Proxies representing 64,704,548 shares of the common stock eligible to vote at the meeting, or 96.05% of the outstanding common shares, were voted.

The following is a tabulation of the votes with respect to each of the proposals:

Proposal One

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Glen M. Antle	58,993,226	3,244,001	2,467,321
W. Dean Baker	62,011,617	225,610	2,467,321
James P. Burra	59,181,935	3,055,292	2,467,321
Bruce C. Edwards	61,956,307	280,920	2,467,321
Rockell N. Hankin	60,779,227	1,458,000	2,467,321
James T. Lindstrom	58,969,570	3,267,657	2,467,321
Mohan R. Maheswaran	61,118,849	1,118,378	2,467,321
John L. Piotrowski	60,892,325	1,344,902	2,467,321
Carmelo J. Santoro	62,184,033	53,194	2,467,321
Sylvia Summers	62,185,031	52,196	2,467,321

Proposal Two

Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
58,216,848	6,475,802	11,898	0

Proposal Three

Advisory Resolution on Named Executive Officer Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
58,670,785	3,522,788	43,654	2,467,321

Proposal Four

To approve the Semtech Corporation 2013 Long-Term Equity Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
43,783,859	18,352,614	100,754	2,467,321

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit
Number	Description

10.1	Semtech Corporation 2013 Long-Term Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2013	SEMTECH CORPORATION

By: /s/ Emeka Chukwu
Emeka Chukwu
Chief Financial Officer